                                                                   EXHIBIT 10.56


                                S U B L E A S E
                                ---------------


                                   ARTICLE I

                                Reference Data
                                --------------

         1.1   Subjects Referred To.
               --------------------

         Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

         (a)   Date of this Lease:  As of January 29, 1999

         (b)   Premises:  The area containing 10,861 rentable square feet on the first floor of the Building (the "Building") located at 640 Memorial Drive, Cambridge, Massachusetts, shown on the plan attached hereto as Exhibit A attached hereto, together with the right to use the IDF closet, as more particularly described in Section 2.1 hereof.

         (c) Sublandlord (hereafter referred to as "Landlord"): Millennium Pharmaceuticals, Inc.

         (d)   Original Address of Landlord: 640 Memorial Drive, Cambridge, MA

         (e)   Subtenant (hereafter referred to as Tenant): Lifeline Systems
               Inc.

         (f)   Original Address of Tenant:   640 Memorial Drive
                                             Cambridge, MA

         (g)   Term:  The period commencing on the Commencement Date and ending at 11:59 p.m. local time June 30, 1999.

         (h) Commencement Date: Immediately upon the termination of that portion of Tenant's lease of space which includes the Premises with the Massachusetts Institute of Technology (together with its successors and assigns, "Prime Landlord").

         (i)   Annual Fixed Rent:  $35.00 per rentable square foot.

         (j)   Permitted Uses:   General office, assembly, light manufacturing,
                                 warehouse and distribution

         (k)   Public Liability Insurance Limits:

                    Bodily Injury:    $2,000,000
                    Property Damage:  $2,000,000

         1.2   Exhibits.
               --------

         The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease:

         EXHIBIT A.     Plan showing the Premises.

         1.3   Table of Articles and Sections.
               ------------------------------

ARTICLE I Reference Data....................................................................................   1
         1.1   Subjects Referred To.........................................................................   1
         1.2   Exhibits.....................................................................................   2
         1.3   Table of Articles and Sections...............................................................   2

ARTICLE II Premises and Term................................................................................   5
         2.1   Premises; IDF Closet.........................................................................   5
         2.2   Term.........................................................................................   5

ARTICLE III Condition of Premises...........................................................................   5
         3.1   As Is........................................................................................   5

ARTICLE IV Rent; Insurance; Utilities.......................................................................   5
         4.1   The Rent.....................................................................................   5
         4.2.  Insurance....................................................................................   5
         4.3   Utilities; Taxes.............................................................................   6
         4.4   Late Payment of Rent.........................................................................   7

ARTICLE V Landlord's Covenants..............................................................................   7
         5.1   Delivery of Possession.......................................................................   7
         5.2   Quiet Enjoyment..............................................................................   7
         5.3   Landlord's Work; Tenant Reimbursement........................................................   7

ARTICLE VI Tenant's Additional Covenants....................................................................   8
         6.1   Affirmative Covenants........................................................................   8

                  6.1.1  Perform Obligations...................................................................   8
                  6.1.2  Use...................................................................................   8
                  6.1.3  Repair and Maintenance................................................................   8
                  6.1.4  Compliance with Law...................................................................   8
                  6.1.5  Intentionally Omitted.................................................................   8
                  6.1.6  Indemnity.............................................................................   8
                  6.1.7  Landlord's Right to Enter.............................................................   9
                  6.1.8  Personal Property at Tenant's Risk....................................................   9
                  6.1.9  Yield Up..............................................................................   9
         6.2      Negative Covenants...........................................................................   9
                  6.2.1  Assignment and Subletting.............................................................   9
                  6.2.2  Overloading and Nuisance; Construction................................................  10

ARTICLE VII   Casualty or Taking...............................................................................  10
         7.1      Termination..................................................................................  10
         7.2      Restoration..................................................................................  10

ARTICLE VIII  Defaults.........................................................................................  11
         8.1      Events of Default............................................................................  11
         8.2      Remedies.....................................................................................  11
         8.3      Remedies Cumulative..........................................................................  12
         8.4      Landlord's Right to Cure Defaults............................................................  12
         8.5      Effect of Waivers of Default.................................................................  12
         8.6      No Accord and Satisfaction...................................................................  13

ARTICLE IX    Mortgages and Prime Lease........................................................................  13
         9.1      Lease Subordinate to Mortgages and Prime Lease...............................................  13

ARTICLE X     Miscellaneous Provisions.........................................................................  13
         10.1     Notices from One Party to the Other..........................................................  13
         10.2     Lease not to be Recorded.....................................................................  14
         10.3     Bind and Inure...............................................................................  14
         10.4     Landlord's Default...........................................................................  14
         10.5     Brokerage....................................................................................  14
         10.6     Applicable Law and Construction..............................................................  14
                  10.6.1  Applicable Law.......................................................................  14
                  10.6.2  No Other Agreement...................................................................  15
                  10.6.3  Titles...............................................................................  15
                  10.6.4  "Landlord" and "Tenant"..............................................................  15
         10.7     Submission Not an Offer......................................................................  15

         10.8     Holdover...................................................................................  15

                                  ARTICLE II

                               Premises and Term
                               -----------------

     2.1  Premises; IDF Closet. As of the Commencement Date, Landlord subleases
          --------------------
and demises to Tenant and Tenant subleases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Sublease (hereafter referred to as this Lease), the Premises. Tenant shall have a right of access to, and the right to use, the IDF closet located on the second floor of the Building, provided that any such right shall be limited to use by no more than two people at any one time, who must be escorted by Landlord's personnel, and who shall be subject to reasonable security requirements of Landlord. Landlord will not disturb the equipment and wiring in the IDF closet.

     2.2  Term. TO HAVE AND TO HOLD for a term beginning on the Commencement
          ----
Date hereof and continuing for the Term, unless sooner terminated as hereinafter provided.

                                  ARTICLE III

                             Condition of Premises
                             ---------------------

     3.1  As Is.  Tenant accepts the Premises in their "as is" condition as of
          -----
the date of this Lease.

                                  ARTICLE IV

                           Rent Insurance; Utilities
                           -------------------------

     4.1  The Rent. Tenant covenants and agrees to pay rent to Landlord at the
          --------
Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct, in equal installments of 1/12th of the Annual Fixed Rent in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at that rate payable in advance for such portion.

     4.2. Insurance. Tenant shall take out and maintain throughout the Term the
          ---------
following insurance protecting Landlord and Prime Landlord as a named insured and with such additional insureds as Landlord from time to time may designate by notice to Tenant:

          4.2.1 All-risk insurance covering and all furniture, furnishings, equipment and trade fixtures installed in or used in connection with the Premises, with such additional endorsements as may be necessary to include coverage for vandalism and malicious conduct, floods, water damage and debris removal and demolition, with a co-insurance provision of 80% or an agreed amount clause, in an amount equal to the replacement cost of all such equipment and trade fixtures (but not less than the agreed amount if coverage is pursuant to an agreed amount clause) as such replacement cost may be determined from time to time.

          4.2.2 Commercial general liability insurance indemnifying Landlord and Prime Landlord and Tenant against all claims and demands for any injury to person or property which may be claimed to have occurred on or about the Premises, in amounts which shall, be at least equal to the limits set forth in
Section 1.1,; and worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

          4.2.3 All policies required under this Section 4.2 shall be obtained from responsible companies qualified to do business in the state in which the Premises are located and in good standing therein, which companies and the amount of insurance allocated thereto shall be subject to Landlord's reasonable approval. Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the Term hereof and evidence of each renewal policy at least 20 days prior to the expiration of the policy it renews. Each such policy shall be non-cancelable with respect to the interest of Landlord and Prime Landlord without at least 10 days' prior written notice thereto.

          4.2.4 All insurance which is carried by either party with respect to the Premises or to furniture, furnishings, trade fixtures or equipment therein or alterations or improvements thereto, whether or not required, shall include provisions which either designate the other party as one of the insured or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the state in which the Premises are located. If at the request of one party, this non-subrogation provision is waived as to such party, then the obligation of reimbursement by such party shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 4.2.4 shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said non-subrogation provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

     4.3  Utilities; Taxes. Landlord shall be responsible for the payment of all
          ----------------
charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises, whether called charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. Landlord shall be responsible for the payment of all real estate taxes applicable to the Premises. Tenant shall be responsible for all telephone charges.

     4.4  Late Payment of Rent. If any installment of Rent is paid more than
          --------------------
five (5) days after the date the same was due, it shall bear interest from the due date at the prime commercial rate of the Bank of Boston, as it may be adjusted from time to time, plus two percent per annum, but in no event more than the maximum rate of interest allowed by law, the payment of which shall be Additional Rent.

                                   ARTICLE V

                             Landlord's Covenants
                             --------------------

Landlord covenants:

     5.1  Delivery of Possession. Landlord covenants and agrees to deliver
          ----------------------
possession of the Premises to Tenant on the Commencement Date.

     5.2  Quiet Enjoyment. That Tenant on paying the Annual Fixed Rent and
          ---------------
Additional Rent and performing the tenant obligations in this Lease shall peacefully and quietly have, hold and enjoy the Premises, subject to all of the terms and provisions hereof.

     5.3  Landlord's Work; Tenant Reimbursement. Landlord agrees to construct,
          -------------------------------------
prior to the Commencement Date, a temporary demising wall, with access doors, in the location shown on the plan attached as Exhibit A, in a good and workmanlike manner employing materials of good quality and so as to conform with all zoning, building, fire, health and other codes, regulations, ordinances and laws applicable to temporary demising walls. Any delay in the completion of construction of the demising wall shall not delay the occurrence of the Commencement Date. Tenant shall reimburse Landlord, as additional rent, for all reasonable costs and expenses of Landlord incurred in constructing said wall, within 30 days of receipt of invoices therefor showing the costs and expenses incurred by Landlord in reasonable detail.

          Reference is also made to the temporary demising wall on the second floor of the Building to be constructed in the location shown on Exhibit A-1 (the "A/B Wall"). Landlord agrees to construct, and Tenant agrees to reimburse Landlord for the cost of construction, of the A/B Wall during the same time period and on the same terms and conditions as those set forth in the immediately preceding paragraph with respect to the temporary demising wall described therein. Any delay in the completion of the A/B Wall shall not delay the termination of Tenant's lease of space from MIT (hereafter defined) pursuant to separate documentation between Tenant and MIT.

                                  ARTICLE VI

                         Tenant's Additional Covenants
                         -----------------------------

     6.1  Affirmative Covenants. Tenant covenants at its sole expense at all
          ---------------------
times during the Term and for such prior or subsequent time as Tenant occupies the Premises or any part thereof:

          6.1.1 Perform Obligations. To perform promptly all of the obligations
                -------------------
of Tenant set forth in this Lease; and to pay when due the Annual Fixed Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant ("Additional Rent") (the Annual Fixed Rent and Additional Rent are sometimes referred to herein as "Rent").

          6.1.2 Use. To use the Premises only for the Permitted Uses, and from
                ---
time to time to procure all licenses and permits necessary therefor at Tenant's sole expense.

          6.1.3 Repair and Maintenance. Except as otherwise provided in Articles
                ----------------------
V and VII, to keep the Premises in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term, reasonable use and wear, fire and other casualty only excepted. Notwithstanding the foregoing, in no event shall Tenant be required to make any repair or replacement which would be considered capital in nature under generally accepted accounting principles.

          6.1.4 Compliance with Law. To comply with the orders, regulations,
                -------------------
variances, licenses and permits of or granted by governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, and the condition, use or occupancy thereof, except that Tenant may defer compliance so long as the validity of any such order, regulation, code, ordinance or law shall be contested by Tenant in good faith and by appropriate legal proceedings.

          6.1.5  Intentionally Omitted.

          6.1.6 Indemnity. Tenant shall defend all actions against Landlord or
                ---------
Prime Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages on the Premises and any other party having an interest in the Premises (herein, "Indemnified Parties") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on or about the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, unless such injury, death or damage was caused by the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees, (ii) violation by Tenant of this Lease, or (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees.

          6.1.7 Landlord's Right to Enter. To permit Landlord and its agents to
                -------------------------
enter the Premises at reasonable times after reasonable notice to examine the Premises, to make such repairs and replacements as Landlord may elect or as Landlord may be required to perform hereunder.

          6.1.8 Personal Property at Tenant's Risk. All of the furnishings,
                ----------------------------------
fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person for any injury, loss, damage or liability caused by Landlord's negligence or willful misconduct.

          6.1.9 Yield Up. At the expiration of the Term or earlier termination
                --------
of this Lease: to surrender all keys to the Premises, to remove all furnishings, modular furniture, trade fixtures, fans and blowers specifically related to Tenant's manufacturing system, generators, equipment and other personal property now or hereafter located in the Premises, and to deliver and yield up the Premises broom-clean and in the same condition the Premises are in as of the Commencement Date, reasonable wear and tear, fire and other casualty excepted.

          6.2 Negative Covenants. Tenant covenants at all times during the Term
              ------------------
and for such further time as Tenant occupies the Premises or any part thereof:

              6.2.1 Assignment and Subletting. Not to assign, transfer, mortgage
                    -------------------------
or pledge this Lease or to grant a security interest in Tenant's rights hereunder, or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) or permit anyone other than Tenant to occupy all or any part of the Premises or suffer or permit this Lease or the leasehold interest hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law. Notwithstanding the foregoing Tenant may assign this Lease or sublet any portion or all of the Premises to any corporation, partnership, trust, association, limited liability company or other business or organization (x) directly or indirectly controlling and beneficially owning Tenant, (y) directly or indirectly controlled by and beneficially owned by Tenant, or (z) under common control with Tenant, or to any successor of Tenant by merger, consolidation or acquisition of substantially all of the stock or assets of Tenant, without the prior written consent of Landlord.

          Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance, except as permitted by this
Section 6.2.1, shall be void. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee, sublessee or occupant shall in any way impair Tenant's continuing primary liability (which after an assignment or subletting shall be joint and several with the assignee or sublessee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case.

               6.2.2 Overloading and Nuisance; Construction. Not to injure,
                     --------------------------------------
overload, deface or otherwise harm the Premises; nor commit any nuisance; not to dump, flush, or in any way introduce any hazardous materials or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises in violation of law; not to generate, store, use or dispose of hazardous materials in or on the Premises (except such quantities customarily used by Tenant in connection with the Permitted Uses, and then in compliance with all applicable law), or commit or suffer to be committed in or on the Premises any act in violation of law. Not to construct any improvement or alterations in the Premises without the consent of Landlord.

                                  ARTICLE VII

                              Casualty or Taking
                              ------------------

     7.1  Termination. In the event that the Premises, or any material part
          -----------
thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Landlord or Tenant. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice within 10 days after the right of election accrues.

     7.2  Restoration. If this Lease is not terminated as aforesaid, this Lease
          -----------
shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use.

                                 ARTICLE VIII

                                   Defaults
                                   --------

     8.1  Events of Default. If (a) Tenant shall default in the performance of
          -----------------
any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for 10 days after notice from Landlord designating such default or if within 30 days after notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) Tenant becomes insolvent or fails to pay its debts as they fall due, or (c) a trust mortgage or assignment is made by Tenant for the benefit of creditors, or (d) Tenant proposes a composition, arrangement, reorganization or recapitalization with creditors, or (e) the leasehold estate under this Lease or any substantial part of the property of Tenant is taken on execution, or by other process of law, or is attached or subjected to any other involuntary encumbrance, or (f) a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant, and, in either case, if such appointment or taking of possession is not terminated within 90 days after it first occurs, or (g) a petition is filed by or with the consent of Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, or (h) a petition is filed against Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within 90 days thereafter, or (i) Tenant dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate.

     8.2  Remedies. In the event that this Lease is terminated under any of the
          --------
provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term, discounted to present value using the then current discount rate of the Federal Reserve Bank of Boston. In calculating the rent reserved there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as additional and cumulative obligations after any such termination to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding sentence Tenant shall be credited with the portion of any amount paid to Landlord as compensation as in this Section 8.2 provided, allocable to the corresponding portion of the Term and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings under any federal or state law relating to bankruptcy or insolvency or reorganization or arrangement, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than the amount of the loss or damages referred to above.

     8.3  Remedies Cumulative. Any and all rights and remedies which Landlord or
          -------------------
Tenant may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     8.4  Landlord's Right to Cure Defaults. Landlord may, but shall not be
          ---------------------------------
obligated to, cure, at any time, following 10 days' prior notice to Tenant, except in cases of emergency when no notice shall be required, any default by Tenant under this Lease; and whenever the Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant on demand, together with interest thereon at the rate provided in Article IV.

     8.5  Effect of Waivers of Default. Any consent or permission by Landlord or
          ----------------------------
Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord or Tenant of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

     The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     8.6  No Accord and Satisfaction. No acceptance by Landlord of a lesser sum
          --------------------------
than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed a waiver, an agreement or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                  ARTICLE IX

                          Mortgages and Prime Lease
                          -------------------------

     9.1  Lease Subordinate to Mortgages and Prime Lease. This Lease is and
          ----------------------------------------------
shall continue to be subject and subordinate to any presently existing mortgage or mortgages secured by the Premises, and to any and all advances hereafter made thereunder, and to the interest of the holder or holders thereof in the Premises, and the Landlord's lease of the Premises from Prime Landlord (the "Prime Lease"). Landlord represents to Tenant that, other than as provided in
Section 1.1 of this Sublease, there are no material conflicts or variances between the terms of the Prime Lease and the terms of this Sublease. Landlord agrees not to voluntarily amend or modify, or allow the termination of the Prime Lease, so as to disturb Tenant's rights hereunder or to make the representation of Landlord in the immediately preceding sentence untrue.


                                   ARTICLE X

                           Miscellaneous Provisions
                           ------------------------

     10.1 Notices from One Party to the Other. All notices required or permitted
          -----------------------------------
hereunder shall be in writing and addressed, if to the Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given on the third day after the same was mailed to such address postage prepaid, registered or certified mail, return receipt requested, or when delivered to such address by hand or by nationally recognized overnight courier service.

     10.2 Lease not to be Recorded. Tenant agrees that it will not record this
          ------------------------
Lease.

     10.3 Bind and Inure. The obligations of this Lease shall run with the land,
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and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10.4 Landlord's Default. Landlord shall not be deemed to be in default in
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the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days following receipt of notice from Tenant, or such additional time as is reasonably required with the exercise

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of reasonable diligence to correct any such default, after notice has been given by Tenant to Landlord specifying the nature of Landlord's default.

     10.5 Brokerage. Landlord and Tenant each warrants and represents to the
          ---------
other party hereto that it has had no dealings with any broker or agent in connection with this Lease other than Fallon, Hines & O'Conner ("Tenant's Broker") and Lynch Murphy Walsh & Partners ("Landlord's Broker") and covenants to defend, hold harmless and indemnify the other party hereto from and against any and all cost, expense or liability for any breach of the foregoing representation. Tenant shall be responsible for any commission due to Tenant's Broker and Landlord shall be responsible for any commission due Landlord's Broker.

     10.6 Applicable Law and Construction.
          -------------------------------

          10.6.1 Applicable Law. This Lease shall be governed by and construed
                 --------------
in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

          10.6.2 No Other Agreement. There are no oral or written agreements
                 ------------------
between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

          10.6.3 Titles. The titles of the several Articles and Sections
                 ------
contained herein are for convenience only and shall not be considered in construing this Lease.

          10.6.4 "Landlord" and "Tenant". Unless repugnant to the context, the
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words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively.

     10.7 Submission Not an Offer. The submission of a draft of this Lease or a
          -----------------------
summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be

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legally bound with respect to the leasing of the Premises unless and until this
Lease has been executed by both Landlord and Tenant and a fully executed copy delivered.

     10.8 Holdover. If Tenant wrongfully holdsover after expiration or
          --------
termination of this Lease, in addition to all other remedies of Landlord, Landlord shall be entitled to collect from Tenant as a use and occupancy fee, a fee equal to 200% of the Fixed Rent for the period of such holdover.

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     WITNESS the execution hereof under seal as of the day and year set forth in
Section 1.1.

                                      Landlord:

                                      MILLENNIUM PHARMACEUTICALS,
                                      INC.



                                      By: /s/ Janet C. Bush
                                         ---------------------------------
                                         Name: Janet C. Bush
                                         Title: Vice President Finance




                                      Tenant:

                                      LIFELINE SYSTEMS, INC.



                                      By: /s/ Dennis M. Hurley
                                         ---------------------------------
                                          Name: Dennis M. Hurley
                                          Title: Vice President Finance/
                                                 Chief Financial Officer

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